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                                                         Exhibit 10.8.3



                                THIRD AMENDMENT
                                       TO
              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT


         THIS THIRD AMENDMENT DATED AS OF MAY 31, 1994 TO THE AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT DATED AS OF DECEMBER 15, 1992 IS AMONG PRIME RECEIVABLES CORPORATION (THE "TRANSFEROR"), A NATIONAL BANKING CORPORATION AND CHEMICAL BANK, AS TRUSTEE (IN SUCH CAPACITY, THE "TRUSTEE").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, the Transferor, the Servicer and the Trustee entered into an Amended and Restated Pooling and Servicing Agreement as of December 15, 1992 (the "POOLING AND SERVICING AGREEMENT");

         WHEREAS, the Transferor, the Servicer and the Trustee wish to amend
Schedule 2 of the Pooling and Servicing Agreement;

         WHEREAS, Section 13.01 of the Pooling and Servicing Agreement permits the amendment of Schedules subject to certain conditions;

         NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

         1. Schedule 2 as attached to the Pooling and Servicing Agreement is hereby deleted in its entirety and Schedule 2 attached hereto is substituted therefor.

         2. Attached hereto is an Opinion of Counsel stating that the amendment to the Pooling and Servicing Agreement affected by this Third Amendment does not adversely affect in any material respect the interests of the Certificateholders.

         3. The Pooling and Servicing Agreement, as amended by this Third Amendment shall continue in full force and effect among the parties hereto.
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         IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                               PRIME RECEIVABLES CORPORATION


                               By /s/ Susan R. Robinson
                                  ------------------------------
                               Title President
                                     ------------------------------



                               FDS NATIONAL BANK


                               By /s/ Susan P. Storer
                                  ------------------------------
                               Title Treasurer
                                     ------------------------------


                               CHEMICAL BANK, as Trustee


                               By /s/ Michael Mattone
                                  ------------------------------
                               Title Trust Officer
                                     ------------------------------